                                                                    EXHIBIT 10.3

                             AFFILIATE'S AGREEMENT

                               November 20, 1995

ICOT CORPORATION
P.O. BOX 5143
3801 Zanker Road
San Jose, California 95150

Ladies and Gentlemen:

    Reference is made to the Amended and Restated Agreement and Plan of Reorganization and Merger dated as of August 3, 1995 as amended by the Amendment thereto dated as of October 6, 1995 (the "Agreement") made and entered into by and among ICOT Corporation, a Delaware corporation ("ICOT"), Amati Communications Corporation, a California corporation ("Amati"), and IA Acquisition Corporation, a California corporation and a wholly-owned subsidiary of ICOT ("IAAC"). The Agreement provides for the merger of Amati with and into IAAC (the "Merger") in a transaction in which shares of Amati Common Stock ("Amati Common") will be exchanged and converted into shares of ICOT Common Stock ("ICOT Common"). To induce ICOT to enter into the Agreement and to effect the Merger, I, John M. Cioffi, hereby agree to the terms of this Affiliates Agreement.

    I have been informed that the shares of ICOT Common which I will acquire in connection with the Merger will not be registered for resale under the Securities Act of 1933, as amended (the "Securities Act"); that the Merger constitutes a transaction covered by Rule 145 of the Rules and Regulations of the Securities and Exchange Commission (the "Commission") under the Securities Act; that I may be deemed to be an "affiliate" of Amati within the meaning of Rule 145; and that, accordingly, the shares of ICOT Common which I will acquire in connection with the Merger may only be disposed of in compliance with the holding periods specified in Rule 144 and otherwise in compliance with the provisions of Rule 145 or pursuant to a resale prospectus under an effective registration statement covering such resales and the other limitations described herein.

    I understand that the representations, warranties and agreements set forth herein will be relied upon by counsel for ICOT and Amati in rendering opinions regarding tax and other legal consequences of the Merger.

    1. I represent, warrant and agree as follows:

       (a) I   have  full  power  to  execute   this  letter  and  to  make  the
           representations, warranties and agreements herein and to perform my obligations hereunder.

       (b) APPENDIX A attached hereto sets forth all shares of Amati Common owned by me, including all options or other rights to acquire Amati
    Common and all equity securities (including any shares of preferred stock) of Amati as to which I have sole or shared voting or investment power.

       (c) I will not sell, transfer or dispose of any shares of ICOT Common that I may acquire in connection with the Merger in exchange for the shares of Amati Common owned by me, any securities which may be paid as a dividend or otherwise distributed thereon or with respect thereto or issued or delivered in exchange or substitution therefor or upon conversion thereof or issued upon exercise of options to purchase ICOT Common held by me at the effective time (the "Effective Time") of the Merger (which Effective Time I understand is expected to be on or about November 20, 1995) (all such shares and other securities being herein sometimes collectively referred to as "Restricted Securities"), or any option, right or other interest with respect to any Restricted Securities, unless such sale, transfer or disposition is effected as provided in Section 3 hereof.

       (d) Notwithstanding Section 1(c) hereof, within 90 days after the Effective Time, I will not sell, transfer or dispose of any
    Restricted Securities.

ICOT CORPORATION
November 20, 1995
Page 2

       (e) Without the written consent of ICOT, which consent shall not be unreasonably withheld in the event of a transfer to a trust, I will not (i) in the period up to one year after the Effective Time, sell, transfer or otherwise dispose of any Restricted Securities in excess of 25% of the number of shares of ICOT Common equal to the aggregate of the number of shares of ICOT Common that I acquire at the Effective Time in exchange for the shares of Amati Common owned by me plus the number of shares of ICOT Common issuable to me within the two-year period following the Effective Time upon exercise of fully-vested options to purchase ICOT Common (together, the "Lock-up Securities") or (ii) in the period up to two years after the Effective Time, sell, transfer or otherwise dispose of more than 50% of the Lock-up Securities. I understand that any sale, transfer or disposition of Restricted Securities under this Section 1(e) is also subject to the restrictions set out in Section 3 hereof.

    2. By countersigning below, ICOT agrees that it will: (i) until the second anniversary of the Effective Time, file all reports required to be filed under the Exchange Act of 1934, as amended, within the time period permitted; and (ii) after the second anniversary of the Effective Time, use its best efforts to file all reports and data with the Commission necessary to permit me to sell Restricted Securities pursuant to and otherwise in conformity with Rules 144 and 145 under the Securities Act. I understand that, except as set forth in the Registration Rights Agreement among ICOT, certain other affiliates of Amati and me attached hereto as EXHIBIT A, ICOT is under no obligation to register the sale, transfer, or other disposition of any Restricted Securities by or on behalf of me or to take any other action necessary in order to make compliance with an exception from registration available to me, other than as set forth herein.

    3. I  understand that the provisions of  Rule 144 restrict public resales of
       Restricted  Securities.  I  understand  that  I  may  publicly  sell   my
Restricted Securities only as follows:

       (a) PURSUANT TO RULE 144: I understand Rule 144 permits public resales of Restricted Securities only if I have beneficially owned the Restricted
    Securities for at least two years and am not an affiliate of ICOT, and then only (a) while ICOT meets the public information requirements of Rule 144(c), (b) in broker's transactions, (c) upon filing of a notice on Form 144 with the Securities and Exchange Commission, and (d) where the aggregate number of Restricted Securities sold at any time together with all sales of ICOT Common sold for my account during the preceding three-month period does not exceed the greater of: (i) one percent of the ICOT Common outstanding; or (ii) the average weekly volume of trading in ICOT Common on all national securities exchanges and/or reported through the automated quotation system of a registered securities association, during the four calendar week period preceding any such sale.

       (b) PURSUANT TO RULE 144(K): I understand I may make unrestricted resales of Restricted Securities pursuant to Rule 144(k) if I have beneficially owned the Restricted Securities for at least three years and am not, and have not been for at least three months, an affiliate of ICOT.

    By  its  countersignature below  ICOT  acknowledges that  the  provisions of
Section 1(c) of this Affiliate's Agreement will be satisfied, as to any sale by me of Restricted Securities: (i) pursuant to Rule 144 under the Securities Act while ICOT meets the public information requirements of Rule 144(c), by a broker's letter with respect to that sale stating that each of the above-described requirements of Rule 144 has been met or is inapplicable by virtue of Rule 144(k); or (ii) in a transaction otherwise exempt from the Securities Act; provided, however, that if counsel for ICOT reasonably believes that the provisions of Rule 144 or the Securities Act have not been complied with, and if requested by ICOT in connection with a proposed disposition other than pursuant to a registered offering, I will furnish to ICOT a copy of a "no action" letter or other communication from the staff of the SEC, or an opinion of counsel in form and substance satisfactory to ICOT and its counsel, to the effect that all of the applicable requirements of Rule 144 under the Securities Act have been complied with or that the disposition may be otherwise effected in the manner requested in compliance with the Securities Act.

ICOT CORPORATION
November 20, 1995
Page 3

    4. I also understand that stop transfer instructions will be given to ICOT's transfer agent with respect to certificates evidencing the Restricted
Securities and that there will be placed on the certificates evidencing the Restricted Securities a legend stating in substance:

    THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS SET FORTH IN AN AGREEMENT BETWEEN THE REGISTERED HOLDER THEREOF AND ICOT. THE AGREEMENT PROVIDES THAT THE SHARES MAY NOT BE SOLD, TRANSFERRED OR DISPOSED OF UNLESS SUCH SALE, TRANSFER OR DISPOSITION MEETS THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR IS OTHERWISE EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICES OF THE COMPANY.

    By countersigning below ICOT agrees that such stop transfer instruction and legend will be removed promptly if the provisions of this letter are complied with or, upon request by the undersigned, after the third anniversary of the Effective Time; provided, however, that ICOT reserves the right to impose stop transfer instructions and legends on certificates with respect to shares held by affiliates of ICOT to insure compliance with Rule 144 under the Securities Act in the manner that ICOT generally takes such measures with respect to shares held by its affiliates.

    5. Once countersigned by ICOT, this letter shall be binding upon and enforceable against me and my administrators, executors, representatives, heirs, legatees and devisees and any pledgee holding Restricted Securities as collateral.

    6. I have carefully read this letter and have discussed its requirements and other applicable limitations upon the sale, transfer, or other disposition of the Restricted Securities and other ICOT securities owned by me with my counsel to the extent I felt necessary.

                                                    Very truly yours,
                                          __________/s/_John M. Cioffi__________
                                                      John M. Cioffi

Agreed to and accepted:

ICOT CORPORATION

By: __________/s/_Aamer Latif_________
        Aamer Latif, President

                                   APPENDIX A
                                       TO
                             AFFILIATE'S AGREEMENT

    200,000 shares of Common Stock

    Options to purchase 150,000 shares of Common Stock